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                                                                    EXHIBIT 4.1

                                    SPECIMEN

    NUMBER                                                          SHARES
    ------                                                          ------
COMMON SHARES

                          BIOANALYTICAL SYSTEMS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA
                                                             CUSIP 09058M 10 3
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the OWNER of

                FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF,
                          Bioanalytical Systems, Inc.

(hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the Common Shares represented hereby are issued and shall be held subject to all of the provisions of the Second Restated Articles of Incorporation, as amended from time to time, of the Corporation, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        Witness the facsimile signatures of its duly authorized officers.

                                        DATED:

                                        Countersigned and Registered:

                                        /s/ NATIONAL CITY BANK
                                        Transfer Agent and Registrar,

/s/ PETER T. KISSINGER                  By:
President

                /s/ CANDICE B. KISSINGER
                Secretary
                                        Authorized Signature
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                         Bioanalytical Systems, Inc.

THE SECOND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION PROVIDE FOR THE ISSUANCE OF PREFERRED SHARES WITH SUCH RIGHTS AS MAY BE DETERMINED, IN WHOLE OR IN PART, BY THE BOARD OF DIRECTORS PRIOR TO THE ISSUANCE THEREOF. THE CORPORATION SHALL FURNISH TO THE HOLDER OF THIS CERTIFICATE, ON REQUEST IN WRITING AND WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF THE CORPORATION, AND VARIATIONS AND RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, IF ANY, WITHIN A CLASS (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES, IF ANY).

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:


         TEN COM                - as tenants in common
         TEN ENT                - as tenants by the entireties
         JT TEN                 - as joint tenants with right of
                                  survivorship and not as tenants in common
         UNIF GIFT MIN ACT      - _______Custodian ________ under Uniform Gifts to Minors Act ___________
                                  (Cust)           (Minor)                                     (State)



    Additional abbreviations may also be used though not in the above list.

      For value received __________ hereby sell, assign and transfer unto


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    PLEASE INSERT SOCIAL SECURITY OR OTHER INDENTIFYING NUMBER OF ASSIGNEE

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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE


____________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

 Dated: ________________________


                                                _____________________________
                                                Signature

                                                _____________________________
                                                Signature

Signature Guaranteed:                           NOTICE: THE SIGNATURES TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE
                                                EXACTLY, WITHOUT ANY CHANGE
                                                WHATEVER.

By: _________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANK, STOCK BROKER, SAVINGS AND LOAN
ASSOCIATION OR CREDIT UNION WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C.  RULE 17 Ad-15.